UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 6, 2018

Financial Engines, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34636	94-3250323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Enterprise Way, 3rd Floor, Sunnyvale, CA	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 498-6000

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

The following disclosures supplement the disclosures contained in the definitive proxy statement, dated June 5, 2018 (the “Proxy Statement”), which was filed by Financial Engines, Inc. (“Financial Engines”) with the U.S. Securities and Exchange Commission (the “SEC”) and mailed on or about June 5, 2018 to Financial Engines stockholders of record as of the close of business on June 1, 2018 in connection with the previously announced proposed acquisition of Financial Engines by Edelman Financial, L.P.

The following disclosures should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and any defined terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

On June 13, 2018, a putative securities class action complaint was filed in the United States District Court for the Northern District of California, and on June 15, 2018, a second putative class action complaint was filed in the United States District Court for the District of Delaware, both against Financial Engines and the members of the Financial Engines board of directors. The complaints allege, among other things, that the defendants violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and certain rules and regulations promulgated thereunder by not disclosing certain allegedly material information in the Proxy Statement. On June 26, 2018, the plaintiff in the first-filed action filed a motion for a preliminary injunction seeking to enjoin the stockholder vote on the proposed merger and a second motion to set an expedited hearing on the injunction motion.

Financial Engines believes that the claims asserted in the lawsuits and the motion for a preliminary injunction are without merit. However, to avoid the risk that the lawsuits may delay or otherwise adversely affect the consummation of the merger and to minimize the expense of defending such actions, Financial Engines wishes to voluntarily make the supplemental disclosures related to the merger that are set forth below. In light of the supplemental disclosures, the plaintiff in the first-filed action has agreed to withdraw his motion for a preliminary injunction, and plaintiffs in both actions have agreed to dismiss their individual claims with prejudice. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable law of any of the supplemental disclosures set forth herein. Financial Engines specifically denies that any further disclosure is required to supplement the disclosure set forth in the Proxy Statement under applicable law.

Supplements to the Proxy Statement

Certain Financial Engines Unaudited Prospective Financial Information

The Proxy Statement is hereby amended and supplemented on page 37 by adding the following paragraph above the heading “The Financial Engines Forecasts”:

The Financial Engines Forecasts includes non-GAAP financial measures, which are financial measures that are not calculated in accordance with GAAP. The non-GAAP financial measures included in the Financial Engines Forecasts were provided to the Financial Engines board of directors and Financial Engines’ financial advisor in connection with their respective consideration and evaluation of the merger. Financial measures provided to a financial advisor in these circumstances are excluded from the definition of non-GAAP financial measures for purposes of SEC rules and, therefore, are not subject to SEC rules that would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of the non-GAAP financial measures in the Financial Engines Forecasts were not relied upon by the Financial Engines board of directors or Financial Engines’ financial advisor in connection with their respective consideration and evaluation of the merger. Accordingly, Financial Engines has not provided a reconciliation of the non-GAAP financial measures included in the Financial Engines Forecasts to the GAAP financial measures. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude items, including charges and credits, that are required to be included in GAAP financial measures.

The Proxy Statement is hereby amended and supplemented on page 38 by adding the following two notes after the existing note at the end of page 38:

Note: Financial Engines did not provide cash flow forecasts for periods beyond 2018.

Note: Adjusted EBITDA is defined on page 43 of this proxy statement.

Opinion of Financial Engines’ Financial Advisor

Comparable Company Analysis

The Proxy Statement is hereby amended and supplemented on page 45 by adding the following sentence and table after the table entitled “Comparable Company Analysis: Financial Engines Asset Management Peer Group” and the accompanying notes to such table:

The individual observations for each member of the Financial Engines Asset Management Peer Group were as follows:

	Market Capitalization ($MM)	EV ($MM)	AUM ($MM)	EV / AUM	EV / 2018 Estimated Revenue	EV / 2019 Estimated Revenue	EV / 2018 Estimated EBITDA	EV / 2019 Estimated EBITDA	Price / 2018 Estimated Earnings	Price / 2019 Estimated Earnings
Affiliated Managers Group, Inc.	$9,264	$10,602	$836,300	1.3%	4.4x	4.2x	9.0x	8.4x	10.2x	9.1x
AllianceBernstein Holding, L.P.	7,351	6,430	554,500	1.2%	1.9x	1.8x	7.0x	6.8x	10.5x	10.2x
Artisan Partners Asset Management, Inc.	2,502	2,564	114,800	2.2%	3.0x	2.8x	8.1x	7.5x	11.0x	10.4x
BlackRock, Inc.	85,116	81,356	6,316,984	1.3%	6.1x	5.6x	13.4x	12.2x	18.7x	16.8x
BrightSphere Investment Group plc	1,652	1,859	243,000	0.8%	1.9x	1.8x	6.0x	5.8x	7.9x	7.5x
Cohen & Steers, Inc.	1,897	1,686	58,462	2.9%	4.4x	4.1x	10.5x	10.0x	16.3x	15.6x
Eaton Vance Corp.	6,610	7,000	449,229	1.6%	4.0x	4.0x	11.1x	11.0x	16.3x	14.1x
Federated Investors, Inc.	2,981	2,841	392,165	0.7%	2.6x	2.7x	8.0x	7.5x	10.3x	9.9x
Franklin Resources, Inc.	18,518	13,014	737,500	1.8%	2.0x	2.1x	5.8x	5.9x	10.6x	10.3x
Invesco, Ltd.	12,169	11,965	934,200	1.3%	2.1x	2.0x	7.3x	6.9x	10.6x	9.5x
Janus Henderson Group plc	6,484	6,013	370,800	1.6%	2.6x	2.5x	7.8x	7.3x	11.3x	10.7x
Legg Mason, Inc.	3,664	4,796	754,100	0.6%	1.5x	1.5x	7.1x	7.0x	10.8x	10.0x
Manning & Napier, Inc.	246	168	25,113	0.7%	1.0x	1.1x	6.6x	11.0x	11.0x	14.1x
Pzena Investment Management, Inc.	625	607	37,700	1.6%	3.9x	3.5x	7.6x	6.6x	11.2x	9.8x
Silvercrest Asset Management Group, Inc.	203	172	21,300	0.8%	1.7x	1.6x	6.0x	5.5x	13.1x	12.1x

	Market Capitalization ($MM)	EV ($MM)	AUM ($MM)	EV / AUM	EV / 2018 Estimated Revenue	EV / 2019 Estimated Revenue	EV / 2018 Estimated EBITDA	EV / 2019 Estimated EBITDA	Price / 2018 Estimated Earnings	Price / 2019 Estimated Earnings
T. Rowe Price Group, Inc.	28,236	27,101	1,014,200	2.7%	5.0x	4.8x	11.0x	10.3x	15.8x	15.0x
Victory Capital Holdings, Inc.	748	1,107	61,771	1.8%	2.6x	2.5x	7.1x	6.6x	6.6x	6.1x
Virtus Investment Partners, Inc.	850	1,017	89,085	1.1%	2.2x	2.0x	6.3x	5.7x	9.9x	9.0x
Waddell & Reed Financial, Inc.	1,686	1,278	81,082	1.6%	1.1x	1.2x	5.0x	5.2x	9.3x	9.4x
WisdomTree Investments, Inc.	1,440	1,329	42,900	3.1%	4.5x	3.9x	14.0x	11.3x	28.7x	22.3x

Note: Market data as of market close on April 27, 2018.

Note: 2018 Estimated Revenue, 2019 Estimated Revenue, 2018 Estimated EBITDA, 2019 Estimated EBITDA, 2018 Estimated Earnings, and 2019 Estimated Earnings reflect Wall Street median consensus analyst estimates.

The Proxy Statement is hereby amended and supplemented on page 46 by adding the following sentence and table after the table entitled “Comparable Company Analysis: Financial Engines Financial Technology Peer Group” and the accompanying notes to such table:

The individual observations for each member of the Financial Engines Technology Peer Group were as follows:

	Market Capitalization ($MM)	EV ($MM)	EV / 2018 Estimated Revenue	EV / 2019 Estimated Revenue	EV / 2018 Estimated EBITDA	EV / 2019 Estimated EBITDA	Price / 2018 Estimated Earnings	Price / 2019 Estimated Earnings
ACI Worldwide, Inc.	$2,727	$3,346	3.2x	3.1x	12.8x	10.9x	35.9x	25.0x
Broadridge Financial Solutions, Inc.	12,530	13,386	3.1x	3.0x	15.1x	14.5x	25.4x	23.5x
Cboe Global Markets, Inc.	11,927	12,984	11.2x	10.7x	16.2x	15.3x	23.1x	21.3x
CME Group, Inc.	53,566	53,806	13.0x	12.3x	18.1x	17.1x	23.4x	21.9x
Envestnet, Inc.	2,451	2,630	3.2x	2.9x	17.2x	14.5x	29.8x	24.6x
FactSet Research Systems, Inc.	7,440	7,749	5.6x	5.3x	17.0x	15.6x	21.6x	19.3x
Fidelity National Information Services, Inc.	31,331	39,538	4.6x	4.5x	12.6x	11.9x	18.3x	16.4x
Fidessa Group plc	2,111	1,986	4.1x	4.0x	17.3x	15.9x	38.9x	36.0x
Fiserv, Inc.	29,387	33,962	5.8x	5.5x	15.9x	15.0x	22.9x	20.3x
IHS Markit, Ltd.	19,695	23,825	6.1x	5.8x	15.5x	14.3x	21.4x	18.8x
Intercontinental Exchange, Inc.	42,249	47,057	9.6x	9.1x	14.9x	13.9x	20.5x	18.4x
Jack Henry & Associates, Inc.	9,280	9,322	6.0x	5.6x	17.3x	16.2x	32.8x	28.4x
Moody’s Corporation	31,157	35,727	7.6x	7.1x	15.8x	14.6x	21.0x	19.0x
Morningstar, Inc.	4,613	4,439	n/a	n/a	n/a	n/a	n/a	n/a
MSCI, Inc.	13,510	14,698	10.3x	9.3x	18.8x	17.0x	28.2x	24.8x
Nasdaq, Inc.	14,791	18,585	7.3x	7.1x	14.0x	13.0x	18.1x	16.6x
S&P Global, Inc.	46,648	49,873	7.7x	7.3x	15.7x	14.5x	21.9x	19.6x
SEI Investments Company	10,032	9,279	5.7x	5.4x	13.2x	12.6x	20.0x	19.0x
SS&C Technologies Holdings, Inc.	11,906	13,886	7.8x	7.4x	18.2x	16.5x	21.8x	19.3x
Thomson Reuters Corporation	29,997	35,300	6.2x	6.0x	21.5x	20.5x	24.2x	19.2x
TMX Group Ltd.	3,424	4,223	6.8x	6.5x	12.0x	11.4x	14.8x	14.1x

Note: Market data as of market close on April 27, 2018.

Note: 2018 Estimated Revenue, 2019 Estimated Revenue, 2018 Estimated EBITDA, 2019 Estimated EBITDA, 2018 Estimated Earnings, and 2019 Estimated Earnings reflect Wall Street median consensus analyst estimates, excluding Morningstar, Inc. which has no analyst coverage.

Analysis of Precedent Merger Transactions

The Proxy Statement is hereby amended and supplemented on page 47 by adding the following sentence and table after the table entitled “Asset Management Precedent Transactions” and the accompanying notes to such table:

The individual observations for each transaction included in the Asset Management Precedent Transactions Group were as follows:

	EV / LTM EBITDA	EV / LTM Revenue		EV / AUM
Amundi Group / Pioneer Investments	11.4x	n/a		1.6%
Henderson Group plc / Janus Capital Group, Inc.	10.9x	3.4	x	1.3%
Financial Engines, Inc. / The Mutual Fund Store	12.0x	n/a		5.7%
London Stock Exchange Group plc / Frank Russell Company	11.4x	2.8	x	1.1%
TIAA-CREF / Nuveen Investments, Inc.	12.7x	5.8	x	2.8%
ORIX Corporation / Robeco Groep, N.V.	6.9x	3.1	x	1.2%

Note: Multiples are derived from financials of the last twelve months reported prior to the transaction.

The Proxy Statement is hereby amended and supplemented on page 47 by adding the following sentence and table after the table entitled “Financial Technology Precedent Transactions” and the accompanying notes to such table:

The individual observations for each transaction included in the Financial Technology Precedent Transactions Group were as follows:

	EV / LTM EBITDA	EV / LTM Revenue
The Blackstone Group, LP / Thomson Reuters Corp. (F&R Business)	10.4x	3.3x
Silver Lake and P2 Capital Partners, LLC / Blackhawk Network Holdings, Inc.	18.8x	1.4x
SS&C Technologies Holdings, Inc. / DST Systems, Inc.	11.8x	2.8x
Siris Capital Group, LLC / IntraLinks Holdings, Inc.	46.0x	3.5x
Hellman & Friedman, LLC / Nets Holding	18.0x	5.2x
Vantiv, Inc. / Worldpay Group plc	19.7x	7.5x
Virtu Financial, Inc. / KCG Holdings, Inc.	11.7x	1.7x
Total System Services, Inc. / TransFirst Holdings Corp.	17.4x	1.5x
Envestnet, Inc. / Yodlee, Inc.	55.3x	5.2x
NCR Corp. / Digital Insight Corp.	52.4x	5.1x

Note: Multiples are derived from financials of the last twelve months reported prior to the transaction.

Discounted Cash Flow Analysis

The Proxy Statement is hereby amended and supplemented on page 48 by amending and restating the first paragraph under the caption “Discounted Cash Flow Analysis” in its entirety as follows:

Sandler O’Neill performed an analysis that estimated the net present value per share of Financial Engines common stock utilizing internal financial forecasts, including estimated adjusted EBITDA, for Financial Engines for the year ending December 31, 2018, as provided by the senior management of Financial Engines, as well as estimated annual growth rates (described below) of pro forma adjusted EBITDA for Financial Engines for the years thereafter, as discussed with the senior management of Financial Engines. Sandler O’Neill also utilized estimated cash flow from operating activities less estimated cash used in investing activities for the year ending December 31, 2018, as provided by senior management of Financial Engines. For the purposes of this analysis, Sandler O’Neill treated non-cash stock-based compensation as a cash expense of $40.0 million ($30.0 million on an after-tax basis, assuming a 25% tax rate) and excluded $20.9 million in cash flow from deferred tax assets for the year ending December 31, 2018 (as it is non-recurring), as discussed with the senior management of Financial Engines. The resulting estimated pro forma cash flows and pro forma adjusted EBITDA were grown from year-end 2018 to 2022 at compound annual growth rates ranging from 8.0% to 16.0%. The range of Financial Engines’ compound annual growth rates of estimated pro forma cash flow from 2019 to 2022 was discussed with and confirmed by senior management of Financial Engines as a reasonable range of future estimated pro forma cash flow growth rates for Financial Engines. The estimated pro forma cash flows for the years 2019 to 2022 applying these compound annual growth rates are set forth in a table below. Sandler O’Neill also applied a range of enterprise value / forward pro forma adjusted EBITDA exit multiples from 10.0x to 18.0x, taking into account the results of the comparable company analyses and the precedent merger transaction analyses and applying its professional judgment and applied a discount rate of 13.1%, reflecting Sandler O’Neill’s estimate of Financial Engines’ weighted average cost of capital. In its normal course of business, Sandler O’Neill employs the Duff & Phelps valuation handbook in determining an appropriate discount rate in which the discount rate equals the 10-year U.S. Treasury Yield plus the product of Financial Engines’ 2-year beta and the equity risk premium.

Weighted Average Cost of Capital
10-Year Treasury Yield	3.0%
Plus the product of:
2-Year Beta	1.72
Equity Risk Premium	5.9%
Weighted Average Cost of Capital	13.1%

The Proxy Statement is hereby amended and supplemented on page 49 by adding the following sentence and table after the table entitled “Net Present Value Per Financial Engines Share” and the accompanying notes to such table:

The estimated pro forma cash flows for the years 2019 to 2022 used in the above analysis, applying compound annual growth rates ranging from 8.0% to 16.0%, are as follows:

Estimated Pro Forma Cash Flows ($MM)

Compounded Annual Growth Rate of Estimated Pro Forma Cash Flow	2019	2020	2021	2022
8.0%	$84.6	$91.4	$98.7	$106.6
10.0%	$86.2	$94.8	$104.3	$114.7
12.0%	$87.8	$98.3	$110.1	$123.3
14.0%	$89.3	$101.8	$116.1	$132.4
16.0%	$90.9	$105.5	$122.3	$141.9

Additional Information and Where to Find It

In connection with the proposed merger transaction involving Financial Engines, Inc. (“Financial Engines”), Financial Engines filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”) on June 5, 2018, and mailed the Proxy Statement and accompanying proxy card to Financial Engines’ stockholders, and has filed and may file other relevant documents relating to the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF FINANCIAL ENGINES ARE URGED TO READ THE PROXY STATEMENT CAREFULLY, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN, AS THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a copy of the Proxy Statement and the other documents filed by Financial Engines free of charge at the SEC’s website, http://www.sec.gov, and Financial Engines’ website, www.FinancialEngines.com. In addition, the documents may be obtained free of charge by directing a request to Amy Conley by email at ir@FinancialEngines.com or by calling (408) 498-6040.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Financial Engines common stock in respect of the proposed transaction. Information about the directors and executive officers of Financial Engines is set forth in the proxy statement for Financial Engines’ 2018 annual meeting of stockholders, which was filed with the SEC on April 6, 2018, and in other documents filed by Financial Engines with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and may be contained in other relevant materials filed with the SEC in respect of the proposed transaction.

Cautionary Statements Regarding Forward-Looking Information

Certain statements contained in this communication may constitute “forward-looking statements.” These forward-looking statements may be identified by terms such as “plan to,” “designed to,” “allow,” “will,” “can,” “expect,” “estimates,” “believes,” “intends,” “may,” “continues,” “to be” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied by such forward-looking statements, and reported results should not be considered as an indication of future performance. These risks, uncertainties and other factors include, but are not limited to, risks related to the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure to obtain Financial Engines stockholder approval of the merger or the failure to satisfy any of the other conditions to the completion of the merger; the effect of the announcement of the merger on the ability of Financial Engines to retain and hire key personnel and maintain relationships with its clients, providers, partners and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the merger; the ability to meet expectations regarding the timing and completion of the merger; and other factors described in the Company’s Form 10-K for the year ended December 31, 2017, as filed with the SEC, and in other reports filed by the Company with the SEC from time to time. You are cautioned not to unduly rely on these forward-looking statements, which speak only as of the date of this communication. Unless required by law, Financial Engines undertakes no obligation to publicly revise any forward-looking statement to reflect circumstances or events after the date of this communication or to report the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Engines, Inc.

July 6, 2018	By:	/s/ Lewis E. Antone, Jr.
		Name:	Lewis E. Antone, Jr.
		Title:	Executive Vice President, General Counsel and Secretary